PROVIDENCE RESTRICTED STOCK AGREEMENT To: [●] Award Date: [●] You are hereby awarded, effective as of the date hereof, [●] shares (the “Shares”) of common stock, $.001 par value (“Common Stock”), of The Providence Service Corporation, a Delaware corporation (the “Company”), the closing stock price as of the date hereof was $[●] (the “Grant Price”), pursuant to the Company’s 2006 Long‐Term Incentive Plan, as amended in 2016 (the “Plan”), subject to certain Restrictions (as defined and specified below). While subject to the Restrictions, this Agreement refers to the Shares as “Restricted Shares.” During the period commencing on the Award Date and terminating as provided under the section below entitled “Vesting Schedule” (the “Restriction Period”), except as expressly provided herein, the Shares may not be sold, assigned or transferred, except by will or the laws of descent, and may not be pledged, or otherwise encumbered and are subject to forfeiture (the “Restrictions”). In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares: Restrictions and You may not sell, assign, pledge, encumber, or otherwise transfer any interest in Forfeiture the Restricted Shares until the dates set forth in the Vesting Schedule set forth below, at which point the Restricted Shares will be referred to as “Vested.” A Restricted Share shall not be subject to execution, attachment or similar process. If your Employment terminates for any reason other than death or Disability (as defined in the Plan), the Company will have the right to reacquire your unvested Restricted Shares at the lower of your original purchase price, if any, for such Shares, and the fair market value of the Shares on your date of termination. If there was no purchase price, your Restricted Shares will be forfeited. Subject to the restrictions set forth in the Plan, the Administrator (as defined in the Plan) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Administrator may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restriction Period. Vesting Schedule Assuming you provide Continuous Service as an Employee (as defined in the Plan) of the Company or an Affiliate of the Company through the applicable Vesting Date, all Restrictions will lapse on the Restricted Shares on the Vesting Dates set forth in the schedule below for the applicable Restricted Shares and they will become Vested, the Company will transfer the Vested Shares to you once all of the Additional Conditions to Transfer described below have been satisfied, and you will be able, subject to federal, state or foreign securities law limitations and any other 1 applicable shareholders agreements or other agreements, to sell the Shares. Vesting Schedule Vesting Dates Number of Restricted Shares that Vest [●] [●] [●] [●] [●] [●] Change in Control Notwithstanding the Plan and the Vesting Schedule set forth above, in the event of a Change in Control, any unvested portion of your Restricted Shares only become vested upon the occurrence of a Change in Control Termination, such Restricted Shares shall become fully vested upon the occurrence of such Change in Control Termination. As used herein, “Change in Control Termination” means a termination of your Employment by the Company or its successor without Cause 30 days prior to, or one year following a Change in Control. Continuous Service “Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an Employee (as defined in the Plan), of the Company or any Affiliate. If you are an Employee of an Affiliate of the Company, your Employment shall be deemed to have terminated on the date the Affiliate to which you are an Employee ceases to be an Affiliate of the Company, unless on that date you become an Employee of the Company or another Affiliate of the Company. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Affiliate of the Company. Your Employment shall not be deemed to have terminated if you are transferred from the Company to an Affiliate of the Company, or vice versa, or from one Company Affiliate to another Company Affiliate. Additional Conditions to The Company will retain the Restricted Shares until the Shares become Vested. Transfer After becoming Vested, the Company will transfer the Shares to you, either in book entry form or by share certificate. You will not receive the Shares unless and until all of the following events occur and during the following periods of time: (a) Until the Shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such Shares to be exempted therefrom; (b) During any period of time which the Company deems that the issuance of the Shares may violate a federal, state, local, or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or (c) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless 2 prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the issuance or the vesting of the Shares and (ii) the employee’s portion of other federal, state, local and foreign payroll and other taxes due in connection with the issuance or the vesting of the Shares. Dividend Equivalents and The Company will pay you additional compensation when it pays dividends with Voting respect to its Shares. Under this additional compensation, you will receive the same amount, reduced by withholding, as though you had owned the Restricted Shares and received dividends on those Shares. You will receive dividend equivalents only with respect to record dates that follow the Date of Grant. You will not receive dividend equivalents if you have made a dividend reinvestment election (in the manner specified by the Administrator). You will not receive dividend equivalents on any Restricted Shares after you forfeit them. You will not have any voting rights on any Restricted Shares. Tax Withholdings Unless you make an 83(b) election and pay taxes in accordance with that election, you will be taxed on the Shares as they become Vested and must arrange to pay the taxes on this income. If the Administrator so determines, arrangements paying the taxes may include your surrendering Shares that otherwise would be released to you upon becoming Vested or your surrendering Shares you already own. The fair market value of the Shares you surrender, determined as of the date when taxes otherwise would have been withheld in case, will be applied as a credit against the withholding taxes. Representation The Participant hereby agrees, warrants and represents that he will acquire the Shares to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Participant further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issues hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Participant shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement. The sole purpose of the agreements, warranties and representations set forth in the immediately preceding paragraph is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws. Stock Dividend, Stock In the event of any change in the outstanding shares of the Common Stock of the Split and Similar Capital consolidation, transfer of assets, conversion or what the Administrator deems in its Changes sole discretion to be similar circumstances, the number of kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith. 3

Non‐Transferability Restricted Shares are not transferable. No Effect on Status as an Further, nothing herein guarantees your status as an Employee for any Employee specified period of time. You recognize that, for instance, you may terminate your Employment or the Company or any of its Affiliates may terminate your Employment prior to the date on which your Shares become vested. No Effect on Corporate You understand and agree that the existence of this Agreement will not affect in Authority any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Arbitration Any dispute or disagreement between you and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. Governing Law The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws. Notices Any notice you give to the Company must be in writing and either hand‐delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand‐delivered or, if mailed, on the day such notice is postmarked. 4

Conflicting Terms Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan will control. [Signature page follows] 5

Please sign the copy of this Restricted Stock Agreement and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions. THE THE PROVIDENCE SERVICE CORPORATION By: Name: Carter Pate Title: Interim Chief Executive Officer ACKNOWLEDGEMENT I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Agreement. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Agreement. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this Restricted Stock Agreement. I accept this Restricted Stock Agreement in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or stock grants. Date: [Employee Name] [Signature Page to Restricted Stock Agreement]